UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 5, 2025

Date of Report (Date of earliest event reported)

ARS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39756	81-1489190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 120 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 771-9307

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SPRY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

FDA Approval of neffy® 1 mg (epinephrine nasal spray)

On March 5, 2025, ARS Pharmaceuticals, Inc. (the “Company”) announced that the U.S. Food and Drug Administration (“FDA”) approved neffy 1 mg (epinephrine nasal spray) for the emergency treatment of allergic reactions (Type I), including anaphylaxis, in children who are aged four years and older and weigh ≥15 kilograms to <30 kilograms (≥33lbs. to <66 lbs.).

The approval of neffy 1 mg is based on data from multiple clinical trials, including pharmacokinetic and pharmacodynamic responses in subjects that were consistent with those of epinephrine injection products. Adverse events in pediatric trials were generally mild and transient. Human factor studies also show children as young as ten, as well as untrained individuals such as babysitters or teachers, can effectively administer neffy 1 mg by following instructions.

neffy 1 mg is expected to be available in the U.S. by the end of May 2025 for patients who are aged four years and older and weigh ≥15 kilograms to <30 kilograms (≥33lbs. to <66 lbs.).

The approval of neffy 1 mg follows FDA approval for neffy 2 mg on August 9, 2024 for children and adults weighing ≥30kg (≥66 lbs.), and approval for EURneffy (the tradename neffy in the E.U.) by the European Commission on August 22, 2024.

Forward-Looking Statements

This report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the timeline for neffy 1 mg’s commercial availability; and other statements that are not historical fact. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the ability to maintain regulatory approval for neffy; and complications associated with supply and distribution. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on November 13, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARS PHARMACEUTICALS, INC.

Date: March 5, 2025	By:	/s/ Richard Lowenthal
Richard Lowenthal, M.S., MBA
President and Chief Executive Officer